UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 28, 2012

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On November 28, 2012, Brooklyn Kings Plaza LLC, an indirect subsidiary of The Macerich Company (the “Company”), completed its previously announced acquisition of Kings Plaza Shopping Center from Alexander’s Kings Plaza, LLC, Alexander’s of Kings, LLC, and Kings Parking, LLC, indirect subsidiaries of Alexander’s, Inc., an affiliate of Vornado Realty Trust. Kings Plaza Shopping Center is a 1.2 million square foot super regional mall located in Brooklyn, New York.  The total consideration for the acquisition was $751 million, consisting of $721 million of cash and 535,265 restricted shares of common stock of the Company.  The number of shares issued was determined based on the 10 day average of the closing trading price of the shares on the New York Stock Exchange ending on November 27, 2012.

Item 9.01              Financial Statements and Exhibits.

(a)         Financial Statements of Property Acquired.

The required financial statements for Kings Plaza Shopping Center will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)         Pro Forma Financial Information.

The required pro forma financial information related to the acquisition of Kings Plaza Shopping Center will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(c)   Not applicable.

(d)         Exhibits.

2.1                               Contribution Agreement and Joint Escrow Instructions, dated October 21, 2012, by and among Alexander’s Kings Plaza, LLC, Alexander’s of Kings, LLC, Kings Parking, LLC and Brooklyn Kings Plaza LLC.*

*                 Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

December 3, 2012	/s/ Thomas E. O’Hern
Date	Senior Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Contribution Agreement and Joint Escrow Instructions, dated October 21, 2012, by and among Alexander’s Kings Plaza, LLC, Alexander’s of Kings, LLC, Kings Parking, LLC and Brooklyn Kings Plaza LLC.*

*                 Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted exhibits upon request by the Securities and Exchange Commission.